UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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☒	Soliciting Material under §240.14a-12

E. I. du Pont de Nemours and Company
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Building Higher Growth, Higher Value

DuPont Is A Science Company Driven By Innovation, Execution, and Global Reach

DELIVERING SUPERIOR OPERATING PERFORMANCE...

Segment Sales & Segment Adj. Operating Earnings Growth (2008–2013 CAGR)

(excl. Perf. Coatings, Perf. Chemicals, Pharma and Other)

- 8% — Segment Sales[1]
- 20% — Segment Adjusted Operating Earnings[2]

Adj. Operating Margin Improvement



650 bps
9.5%
16.0%
2008
2013

2008–2013 Change in Adjusted Operating Margin[2]
(excl. Perf. Coatings, Perf. Chemicals, Pharma and Other)

Adj. Operating Earnings After-Tax Growth

180% Growth[3]



$2.2B
$1.2B
$1.0B
23% CAGR
$3.6B
$0.8B
$2.8B
2008
2013
Adjusted Operating Earnings After-Tax (ex. Perf. Coatings, Perf. Chem. & Pharma)
Perf. Chem. & Pharma Operating Earnings After-Tax

...GENERATING SUPERIOR RETURNS FOR SHAREHOLDERS...

Total Shareholder Return[4]

	(Dec 31, 2008 – Dec 31, 2014)	(1-Year) Ending Dec 31, 2014	(3-Year)
DuPont	266%	17%	78%
Proxy Peers[5]	133%	10%	68%
S&P Chemicals[6]	214%	11%	80%
S&P 500	159%	14%	75%
S&P Materials[7]	153%	7%	54%

Capital Returned to Shareholders

12% dividend growth; $5B share repurchase program announced on 1/28/2014, with $3B remaining



$1B
$3B
$5B
$7B
$10B
$13B
2009
2010
2011
2012
2013
2014 October
1,000
950
900
850
800
750
Number of Shares (MM)
Cumulative Dividends
Cumulative Buybacks
Basic Shares Outstanding

...WHILE EXECUTING ON A CLEAR AND SUSTAINABLE GROWTH STRATEGY

Three Clear Strategic Priorities



Agriculture & Nutrition
Extend our leadership
Bio-Based Industrials
Develop world-leading industrial biotechnology businesses
Advanced Materials
Strengthen and grow our leading position

DuPont Innovation Platform



Global Market Insights
+
Science
+
Technical Capabilities
Solutions
Agriculture
Electronics & Communications
Industrial Biosciences
Nutrition & Health
Performance Materials
Safety & Protection

- 24,000 PATENTS WORLDWIDE & 20,000 PATENTS PENDING *(2013)*
- "TOP 100 GLOBAL INNOVATORS" – *THOMPSON REUTERS, 2013*
- "#1 INNOVATOR" 6TH CONSECUTIVE YEAR – *PATENT BOARD, 2013*

Productivity & Key Growth Drivers

- **OPERATIONAL REDESIGN – "FRESH START"**
  executing on a $1B cost redesign program
- **ENHANCED PORTFOLIO FOR GROWTH AND STABILITY**
  acquired growth drivers, separated cyclical businesses
- **TRANSFORMATIONAL NEW BIO-BASED BUSINESSES**
  capitalizing on unique combination of scientific capabilities
- **MARKET-DRIVEN INNOVATION PLATFORM**
  $10B of 2013 Sales (28%) from products introduced in last 4 years
- **GLOBAL PLATFORM, GLOBAL REACH**
  10,000+ scientists and engineers, 90+ countries served

E. I. DU PONT DE NEMOURS AND COMPANY AND CONSOLIDATED SUBSIDIARIES
RECONCILIATION OF NON-GAAP MEASURES (UNAUDITED)
(dollars in millions)

SEGMENT SALES	Year 2013	Year 2011	Year 2008
Total Segment Sales (a)	36,046	34,087	26,499
Less: Performance Chemicals (b)	6,932	8,055	6,245
Less: Other	6	40	160
Total Segment Sales (excluding Performance Chemicals and Other)	**29,108**	**25,992**	**20,094**

(a) Segment sales includes transfers.

SEGMENT ADJUSTED OPERATING EARNINGS	Year 2013	Year 2011	Year 2008
Segment Pre-tax Operating Income (PTOI) (GAAP) (c)	5,369	5,881	3,373
Less: Performance Chemicals PTOI (b)	941	2,162	619
Less: Other/Pharma PTOI	(340)	(55)	839
Less: Corporate Expenses (d)	605	496	479
Add: Significant Items (e)	487	383	466
Segment Adjusted Operating Earnings (excluding Performance Chemicals and Other/Pharma) (f) (Non-GAAP)	**4,650**	**3,661**	**1,902**

(b) Prior periods reflect the reclassifications of Viton® fluoroelastomers from Performance Materials to Performance Chemicals.

(c) Segment PTOI is defined as income (loss) from continuing operations before income taxes excluding non-operating pension and other postretirement employee benefit costs, exchange gains (losses), corporate expenses and interest.

(d) Represents total corporate expenses excluding significant items, an estimate of DuPont Performance Coatings residual costs and an estimate for an amount that would be allocated to Performance Chemicals.

(e) Represents significant items included in Segment PTOI, excluding those related to Performance Chemicals and Other/Pharma.

(f) Segment adjusted operating margin (non-GAAP) is based on total segment sales and segment adjusted operating earnings, excluding Performance Chemicals and Other/Pharma.

ADJUSTED OPERATING EARNINGS AFTER INCOME TAXES	Year 2013	Year 2008
Income From Continuing Operations After Income Taxes (GAAP)	2,863	2,083
Add: Significant Items Charge - After-tax	423	378
Add: Non-Operating Pension & OPEB Costs / (Credit) - After-tax	360	(250)
Less: Net Income Attributable to Noncontrolling Interests	14	4
Less: Pharma Operating Earnings - After-tax (a)	21	666
Less: Performance Chemicals Operating Earnings - After-tax (b), (c)	804	537
Adjusted Operating Earnings - After-tax (excluding Performance Chemicals and Pharma) (Non-GAAP)	**2,807**	**1,004**

(a) Pharma operating earnings assumes a 35% tax rate.

(b) Performance Chemicals operating earnings assumes a base income tax rate from continuing operations of 20.8% and 20.4% for 2013 and 2008, respectively.

(c) Prior periods reflect the reclassifications of Viton® fluoroelastomers from Performance Materials to Performance Chemicals.

The prior page includes company information that does not conform with generally accepted accounting principles (GAAP). Management believes the use of these non-GAAP measures is meaningful to investors because they provide insight with respect to operating results of the company and additional metrics for use in comparison to competitors. These measures should not be viewed as an alternative to GAAP measures of performance. Furthermore, these measures may not be consistent with similar measures used by other companies. This data should be read in conjunction with previously published company reports on Forms 10-K, 10-Q, and 8-K. These reports are available on the Investor Center of www.dupont.com. Reconciliations of non-GAAP measures to GAAP are also included herein.

FORWARD LOOKING STATEMENTS

This document contains forward-looking statements which may be identified by their use of words like "plans," "expects," "will," "believes," "intends," "estimates," "anticipates" or other words of similar meaning. All statements that address expectations or projections about the future, including statements about the company's strategy for growth, product development, regulatory approval, market position, anticipated benefits of recent acquisitions, timing of anticipated benefits from restructuring actions, outcome of contingencies, such as litigation and environmental matters, expenditures and financial results, are forward looking statements. Forward-looking statements are not guarantees of future performance and are based on certain assumptions and expectations of future events which may not be realized. Forward-looking statements also involve risks and uncertainties, many of which are beyond the company's control. Some of the important factors that could cause the company's actual results to differ materially from those projected in any such forward-looking statements are: fluctuations in energy and raw material prices; failure to develop and market new products and optimally manage product life cycles; significant litigation and environmental matters; failure to appropriately manage process safety and product stewardship issues; changes in laws and regulations or political conditions; global economic and capital markets conditions, such as inflation, interest and currency exchange rates; business or supply disruptions; security threats, such as acts of sabotage, terrorism or war, weather events and natural disasters; ability to protect and enforce the company's intellectual property rights; successful integration of acquired businesses and separation of underperforming or non-strategic assets or businesses and successful completion of the proposed spinoff of the Performance Chemicals segment including ability to fully realize the expected benefits of the proposed spinoff. The company undertakes no duty to update any forward-looking statements as a result of future developments or new information.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

DuPont intends to file a proxy statement with the U.S. Securities and Exchange Commission (the "SEC") with respect to the 2015 Annual Meeting. DUPONT STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ ANY SUCH PROXY STATEMENT, THE ACCOMPANYING WHITE PROXY CARD AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

DuPont, its directors, executive officers and other employees may be deemed to be participants in the solicitation of proxies from DuPont stockholders in connection with the matters to be considered at DuPont's 2015 Annual Meeting. Information about DuPont's directors and executive officers is available in DuPont's proxy statement, dated March 14, 2014, for its 2014 Annual Meeting. To the extent holdings of DuPont's securities by such directors or executive officers have changed since the amounts printed in the 2014 proxy statement, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. More detailed information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with the SEC in connection with DuPont's 2015 Annual Meeting. Stockholders will be able to obtain any proxy statement, any amendments or supplements to the proxy statement and other documents filed by DuPont with the SEC free of charge at the SEC's website at www.sec.gov. Copies will also be available free of charge at DuPont's website at www.dupont.com or by contacting DuPont Investor Relations at (302) 774-4994.

(1) Segment sales include transfers. CAGR is calculated excluding Performance Coatings, Performance Chemicals and Other

(2) Segment adjusted operating earnings and margins are calculated using segment pre-tax operating income (GAAP) excluding significant items; calculations included certain corporate expenses and excluded adjusted operating earnings of Performance Coatings, Performance Chemicals, Pharma and Other. See non-GAAP reconciliations above

(3) Adjusted operating earnings after-tax is defined as income from continuing operations after-tax (GAAP) excluding non-operating pension/OPEB costs and significant items. Reconciliations of non-GAAP measures to GAAP are included above

Source: Datastream as of 12/31/2014, Bloomberg, Capital IQ, FactSet

(4) Proxy Peers and S&P Indices are USD market cap-weighted and assume dividends are re-invested at the closing price applicable on the ex-dividend date

(5) Proxy Peers consists of 3M, Air Products, Baxter Intl, Boeing, Caterpillar, Dow, Emerson, Honeywell, Ingersoll Rand, Johnson Controls, Johnson and Johnson, Kimberly Clark, Merck, Monsanto, Procter and Gamble, Syngenta AG, and United Technologies

(6) S&P Chemicals in 2014 consists of Airgas, Air Products, CF Industries, Dow, DuPont, Eastman Chemical, Ecolab, FMC, IFF, LyondellBasell, Monsanto, Mosaic, PPG, Praxair, Sherwin-Williams, and Sigma-Aldrich

(7) S&P Materials in 2014 consists of Air Products, Airgas, Alcoa, Allegheny Technologies, Avery Dennison, Ball, Bemis, CF Industries, Dow Chemical, DuPont, Eastman Chemical, Ecolab, FMC, Freeport-McMoRan, IFF, International Paper, LyondellBasell, Martin Marietta Materials, MeadWestvaco, Monsanto, Mosaic, Newmont Mining, Nucor, Owens Illinois, PPG, Praxair, Sealed Air, Sherwin-Williams, Sigma-Aldrich, and Vulcan Materials